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                                                                    Exhibit 99.1


 CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of ServiceWare Technologies, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kent Heyman, President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ KENT HEYMAN
                              --------------------------------------------------

                              Kent Heyman, President and Chief Executive Officer

                              March 27, 2003